EXHIBIT 10.7
                                                                    ------------


                          SECOND FORBEARANCE AGREEMENT
                          ----------------------------

     This Second Forbearance Agreement (this "Agreement") is entered into as of December 31, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Accounts Receivable Inventory Loan Agreement dated as of June 26, 2000 (hereinafter defined as the "Loan Agreement"); and

     WHEREAS, on September 30, 2000, all of the Obligations (as defined in the Loan Agreement) became due and payable by SEI to CNB; and

     WHEREAS, SEI has failed to pay the Obligations in full as required under the Loan Agreement, which constitutes an Event of Default under, INTER ALIA, each of Sections 9.1.1 and 9.1.13 of the Loan Agreement, in addition to other Events of Default under the Loan Agreement arising prior to September 30, 2000; and

     WHEREAS, SEI and CNB are parties to that certain Forbearance Agreement, dated December 18, 2000 (as amended, the "Forbearance Agreement "); and

     WHEREAS, a Forbearance Termination Event occurred under the Forbearance Agreement beginning on November 21, 2002, by reason of, INTER ALIA, non-compliance with certain covenants contained in the Forbearance Agreement and the Twelfth Amendment to Forbearance Agreement dated as of November 5, 2002 (as amended, the "Twelfth Amendment"), and the occurrence of the Forbearance Termination Date with respect to the Forbearance Agreement and the Twelfth Amendment for reasons including, without limitation, those set forth in a written notice to SEI from counsel to CNB dated December 17, 2002; and

     WHEREAS, CNB is willing to forbear from enforcing its rights and remedies arising because of the Existing Defaults (as hereinafter defined) for a limited period of time, provided that SEI comply with the terms of this Agreement and that no Forbearance Default (as hereinafter defined) arises under this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                             SECTION 1. DEFINITIONS
                             ----------------------

     1.1 All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

     1.2 The following terms used in this Agreement shall have the meanings set forth below:

     "Existing Defaults" means (i) the Events of Default which occurred prior to September 30, 2000; (ii) the Events of Default under Sections 9.1.1 and 9.1.13 of the Loan Agreement which occurred as a result of SEI's failure to repay the Obligations on September 30, 2000; and (iii) the non-compliance with certain covenants contained in the Forbearance Agreement and the Twelfth Amendment.

     "Forbearance Default" means (i) any occurrence of events which constituted an Event of Default other than the Existing Defaults, including, without limitatio n, any reoccurrence of events which constituted an Existing Default, other than an Event of Default arising from (a) breach of the representation and warranty under Section 5.5 of the Loan Agreement by reason of (x) litigation pending and disclosed to CNB prior to the date of this Agreement or (y) litigation commenced against SEI on or after the date hereof which is dismissed within thirty (30) days of its commencement; or (b) breach of the covenants contained in Sections 6.2.2., 6.2.3, or 6.10 of the Loan Agreement; (ii) the failure of SEI to comply with any term, condition or covenant set forth in this Agreement; (iii) if any representation made by SEI, under or in connection with this Agreement shall prove to be false as of the date when made; (iv) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to SEI; (v) any occurrence of events which, in the reasonable judgment of CNB, shall have resulted or may result in a material adverse change in the business, condition (financial or other), income, operations or prospects of SEI or materially impair the contemplated benefits of a Transaction to CNB; (vi) if there shall have been instituted or pending any action, proceeding, claim or counterclaim by any government or governmental, regulatory or administrative agency or authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that, in the reasonable judgment of CNB, materially and adversely affects the business, condition (financial or other), income, operations or prospects of SEI or materially impairs the contemplated benefits of a Transaction to CNB; (vii) SEI shall default under any agreement among the Transaction Documents; or (viii) if SEI shall determine not to pursue a Transaction or shall determine to pursue a Transaction which does not contemplate payment in full of the Obligations at closing.

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) February 28, 2001, or (iii) the date upon which a Forbearance Default occurs.

     "Loan Agreement" means that certain Accounts Receivable and Inventory Loan Agreement dated as of June 26, 2000, by and between SEI and CNB, as amended by that certain First Amendment to Accounts Receivable and Inventory Loan Agreement dated as of August 16, 2000, by and between SEI and CNB, and by that certain Second Amendment to Accounts Receivable and Inventory Loan Agreement dated as of September 8, 2000, by and between SEI and CNB.

     "License Sale" means the transfer of one or more intellectual property licenses, and all inventory related thereto, to a third party for cash sufficient in amount to repay some portion of the Obligations at the closing thereof.

     "License Sale Documents" means all documentation evidencing or effectuating the License Sale.

     "Transaction" means the recapitalization of the business of SEI and/or the sale of the stock and/or all or substantially all of the business assets of SEI in an arms- length transaction with a bona fide third party.

     "Transaction Documents" means all documentation evidencing or effectuating the Transaction.


                   SECTION 2. CONDITIONAL AGREEMENT TO FORBEAR
                   -------------------------------------------

     2.1 Provided that no Forbearance Default occurs, CNB hereby agrees to refrain through the Forbearance Termination Date from exercising any of its rights and remedies arising under the Loan Agreement or any of the Loan Documents that may exist by virtue of the Existing Defaults.

     2.2 Nothing in this Agreement shall be construed as a waiver of or acquiescence of any Existing Default, which shall continue in existence subject only to the conditional agreement of CNB, as set forth herein, not to enforce its rights and remedies for a limited period of time. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Loan Agreement or the other Loan Documents; (b) extend the Termination Date or the due date of any of the Obligations; (c) give rise to any obligation on the part of CNB to extend, modify or waive any term or condition of the Loan Agreement or the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of CNB to compel payment of the Obligations or otherwise enforce its rights and remedies under the Loan Agreement and the other Loan Documents. Except as expressly limited herein, CNB hereby expressly reserves all of its rights and remedies under the Loan Agreement and the other Loan Documents and under applicable law with respect to the Existing Defaults. From and after the Forbearance Termination Date, CNB shall be entitled to enforce the Loan Agreement and the other Loan Documents according to their terms without regard to this Agreement.

                    SECTION 3. REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     In consideration of the conditional agreement of CNB to the forbearance herein contained, SEI hereby represents and warrants to CNB as of the date hereof:

     3.1. In connection with the execution of this Agreement, and as of the date of the execution of this Agreement, SEI has fully performed its disclosure and reporting obligations to CNB as is required under (i) the Loan Agreement and the other Loan Documents, including, without limitation, Sections 6.1, 6.2 and 6.3 of the Loan Agreement; and (ii) the Forbearance Agreement.

     3.2 The execution, delivery and performance of this Agreement by SEI is within its corporate power and have been duly authorized by all necessary corporate action on its respective part, and this Agreement constitutes a valid and binding Agreement.

     3.3 All Loan Documents, including, without limitation, the Loan Agreement, constitute valid and legally binding obligations of SEI and are enforceable against SEI and the Collateral in accordance with the terms thereof. Without limiting the generality of the foregoing, SEI acknowledges and agrees: (i) that all of the Obligations are and have been since September 30, 2000, immediately due and payable to CNB, without defense, set-off or counterclaim; (ii) that from and after November 20, 2000, interest has accrued on the Obligations at the default interest rate provided in Section 2.8 of the Loan Agreement, which rate is five percent (5%) in excess of the rate otherwise applicable under the Loan Documents; and (iii) that under Section 9.3 of the Loan Agreement, as a result of the Existing Defaults, CNB, at its sole and exclusive option, has and continues to have the right (a) to declare the principal of and accrued interest on the Loans immediately due and payable in full; (b) to terminate the Loan Agreement as to any future liability or obligation of CNB, without affecting CNB's rights and security interest in the Collateral and without affecting the Obligations owing by SEI to CNB; and/or (c) to exercise its rights and remedies under the Loan Documents and all rights and remedies of a secured party under the Code and under applicable laws without respect to the Collateral.

                              SECTION 4. COVENANTS
                              --------------------

     In consideration of the conditional agreement of CNB to the forbearance herein contained, SEI hereby covenants and agrees with CNB:

     4.1. SEI shall continuously exert its best efforts to accomplish the following:

          4.1.1 Close a License Sale at a net purchase price of not less than $1,000,000 as promptly as possible, but in no event later than January 13, 2003. Without limiting the generality of the foregoing, promptly upon the closing of such License Sale, SEI shall prepay the Obligations by transfer to CNB of all of the proceeds from such License Sale in immediately available funds, with the sole exception of those proceeds that are actually paid to the holder(s) of valid, perfected security interest(s) in the Collateral that are senior to the security interests of CNB; provided, however, that the amount of proceeds excepted from payment to CNB shall not exceed $150,000.

          4.1.2 Close a Transaction at a net purchase price or on other terms to provide proceeds sufficient to repay the Obligations in full at closing as promptly as possible, but in no event later than February 28, 2003. Without limiting the generality of the foregoing, SEI shall (i) circulate, no later than February 14, 2003, draft documentation concerning such Transaction, which documentation shall (a) specify the use of the net proceeds of such Transaction to pay the Obligations, and (b) evidence, satisfactory to CNB, the ability of the purchaser to close the Transaction by February 28, 2003; and (ii) have entered into definitive documentation evidencing such Transaction on or before February 21, 2003.

          4.1.3 Whenever and so often as reasonably requested by CNB, SEI shall promptly, and in any event no later than CNB shall specify, execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be requested by CNB in order for SEI to close a Transaction, the proceeds from which will be used to pay the Obligations.

          4.1.4 SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

     4.2 SEI shall provide to CNB (i) a daily financial report and Borrowing Base Certificate in the form annexed hereto as Exhibit A by 1:30 p.m. each Business Day; and (ii) a monthly certification of inventory in the form annexed hereto as Exhibit B by the fifth Business Day of the succeeding month.

     4.3 Upon request by CNB, SEI shall execute documentation assigning to CNB any and all of its rights under all license agreements used in its business to the fullest extent permitted under the License Agreement or any consent of the Licenser obtained pursuant to this Agreement or otherwise. SEI shall use best efforts to obtain the consent of licensees to such assignment and to CNB's exercise of any and all of its remedies as assignee.

     4.4 SEI shall execute any documentation CNB may request to assure that the Obligations are secured by valid and perfected first priority liens and security interests in the Collateral.

     4.5 SEI shall, at any reasonable time requested by CNB, make their officers, other management personnel and advisors available for meeting with CNB and their consultants, including, without limitation, any attorneys, auditors, consultants, appraisers, investment bankers, or other professionals designated by CNB to discuss the Collateral or SEI's affairs, finances, financial condition, and business operations, and shall make its books and records available to CNB for such purpose and for any purpose permitted under the Loan Documents.

     4.6 SEI shall pay, promptly upon presentation, all invoices for reasonable fees and expenses of advisors to CNB, including reasonable attorneys' and financial advisory fees and costs and the fees and costs of any Collateral monitor employed by CNB, incurred in connection with the preparation and negotiation of this Agreement, preparation and review of documentation respecting a Transaction or a sale of assets outside the ordinary course of the business of SEI, the Obligations, or the Collateral. Unless other satisfactory arrangements are made, CNB shall be entitled to reduce the daily advance(s) under the Revolving Line of Credit as necessary to effect such payments.

     4.7 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $3,824,067.03; provided however, that the dollar amount set forth above shall be reduced by: (i) $850,000 on January 13, 2003; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 32%, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

     4.8 SEI shall pay $72,916.72 of principal outstanding under the existing term loan, plus all outstanding interest thereon, on the second Business Day of each month beginning January 3, 2003. Unless other satisfactory arrangements are made, CNB shall be entitled to reduce the daily advance(s) under the Revolving Line of Credit as necessary to effect such payment.

     4.9 Promptly upon execution of this Agreement, SEI shall pay CNB an accommodation fee of $1,000, which fee shall be fully earned upon receipt. Unless other satisfactory arrangements are made, CNB shall be entitled to reduce the daily advance(s) under the Revolving Line of Credit as necessary to effect such payment.

     4.10 SEI shall pay monthly, no later than the first business day of each month, any and all outstanding accrued interest on the Obligations. Unless other satisfactory arrangements are made, CNB shall be entitled to reduce the daily advance(s) under the Revolving Line of Credit as necessary to effect such payment.

     4.11 SEI shall continue to perform and observe all terms and conditions contained in the Loan Documents that are not specifically subject to the conditional forbearance provided in this Agreement.

     4.12 Without limiting the generality of the foregoing, SEI shall throughout the term of this Agreement continue to fully perform its reporting and disclosure obligations under the Loan Documents.

     4.13 SEI shall pay the entire outstanding amount of the Obligations on or prior to the Forbearance Termination Date.

     4.14 Promptly upon execution of this Agreement, SEI shall pay to CNB a restructuring fee of $62,500. Such fee shall be fully earned and nonrefundable upon receipt, provided, however, that upon payment in full of the Obligations prior to the Forbearance Termination Date, CNB shall rebate to SEI a portion of such fee equal to $833.33 times the number of calendar days between (x) the later of (i) the date of such payment in full; and (ii) January 10, 2003 (excluding such date); and (y) February 28, 2003.


                            SECTION 5. MISCELLANEOUS
                            ------------------------

     5.1 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     5.3 Counterparts. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     5.4 Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

     5.5 No Novation. This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Loan Agreement or any of the other Loan Documents at law or in equity.

     5.6 Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

     5.7 Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents and this Agreement, that it has exercised independent judgment with respect to the Loan Documents and this Agreement, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents or this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above, by the respective duly authorized officers.



                             SIGNATURE EYEWEAR, INC., a California Corporation

                             By:
                                 -----------------------------------------
                                 Name
                                       -----------------------------------
                                 Title
                                       -----------------------------------





                             CITY NATIONAL BANK, a national banking association

                             By:
                                 -----------------------------------------
                                 Name
                                       -----------------------------------
                                 Title
                                       -----------------------------------

                    AMENDMENT TO SECOND FORBEARANCE AGREEMENT
                    -----------------------------------------

     This Amendment to Second Forbearance Agreement (this "Amendment") is entered into as of January 30, 2003, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").


                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Second Forbearance Agreement dated as of December 31, 2002 (the "Second Forbearance Agreement"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Second Forbearance Agreement; and

     WHEREAS, CNB is willing to so amend the Second Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Second Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendment to the Second Forbearance Agreement.

          a. Section 4.1.1 of the Second Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

          4.1.1 Close a License Sale at a net purchase price of not less than $1,000,000 as promptly as possible, but in no event later than February 4, 2003. Without limiting the generality of the foregoing, promptly upon the closing of such License Sale, SEI shall prepay the Obligations (a) by transfer to CNB of all of the proceeds from such License Sale in immediately available funds, with the sole exception of those proceeds that are actually paid to the holder(s) of valid, perfected security interest(s) in the Collateral that are senior to the security interests of CNB; provided, however, that the amount of proceeds excepted from payment to CNB shall not exceed $500,000; and (b) by transfer to CNB of the amount of $500,000 in immediately available funds.

     2. Condition Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

          a. The representations and warranties in this Amendment and the Second Forbearance Agreement as amended by this Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date; and

          b. Promptly upon execution of this Amendment, SEI shall pay to CNB an accommodation fee of $5,000, which fee shall be fully earned and nonrefundable upon receipt.

     3.   Miscellaneous.

          a. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          b. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

          c. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

          e. No Novation. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Second Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Second Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

          f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

          g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Second Forbearance Agreement and this Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Second Forbearance Agreement and this Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Second Forbearance Agreement or this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above, by the respective duly authorized officers.




                             SIGNATURE EYEWEAR, INC., a California Corporation

                             By:
                                 -----------------------------------------
                                 Name
                                       -----------------------------------
                                 Title
                                       -----------------------------------








                             CITY NATIONAL BANK, a national banking association

                             By:
                                 -----------------------------------------
                                 Name
                                       -----------------------------------
                                 Title
                                       -----------------------------------

                               CITY NATIONAL BANK
                           SPECIAL ASSETS DEPARTMENT
                       606 SOUTH OLIVE STREET, 20TH FLOOR
                         LOS ANGELES, CALIFORNIA 90014
                                 (213) 347-2518
                               FAX (213) 347-2545
                              CHEATHER@CITYNTL.COM


C.R. Heatherly
Vice President


February 21, 2002


VIA U.S. MAIL, POSTAGE PREPAID, CERTIFIED, RETURN COPY REQUESTED

Signature Eyewear, Inc.
498 North Oak Street
Inglewood, California 90302
Attention: Michael Prince, Chief Financial Officer

    Re:  Notice of Waiver of Default of Second Forbearance Agreement

Mr. Prince:

     Reference is made to: (1) that certain Accounts Receivable and Inventory Loan Agreement (the "Loan Agreement"), dated June 26, 2000, by and among Signature Eyewear, Inc. ("SBI"), and City National Bank ("CNB"); (2) that certain Second Forbearance Agreement (as amended, the "Second Forbearance Agreement"), dated December 31, 2002, by and among SEI and CNB; and (3) that certain Amendment to Second Forbearance Agreement (the "Amendment"), dated January 30, 2003, by and among SEI and CNB. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Second Forbearance Agreement, or, if not defined in the Second Forbearance Agreement, in the Amendment.

     Please take notice that the Forbearance Default pursuant to Section 4.7 of the Second Forbearance Agreement, by reason of the outstanding principal amount of the Obligations being reduced only by $500,000, rather than $850,00 as required under the terms of the Second Forbearance Agreement, is hereby waived.

Mr. Michael Prince
February 21, 2003
Page 2

Nothing in this Notice of Waiver of Default shall limit any rights CNB may have under the Loan Agreement, the Second Forbearance Agreement, or under any other agreement or applicable law, and CNB expressly reserves all of its claims, rights, remedies, causes of action and defenses of every type and nature whatsoever against any party, including but not limited to SEI.

                                   Sincerely,

                                   /s/ Charles Heatherly
                                   --------------------------------------
                                   Charles Heatherly
                                   By: City National Bank
                                   Its: Vice President

cc:     Joseph A. Eisenberg, Esq.
        Jeffer, Mangels, Butler & Marmaro, LLP
        1900 Avenue of the Stars, 8th Floor
        Los Angeles, CA  90067-4308
Re:     Notice of Waiver of Default of Second Forbearance Agreement